Exhibit 99.1

40th Annual Shareholders

Meeting May 20th 2015

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of

1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2014, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

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Senior Leadership Team

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 31 Years 9 Years

Richard C. Thomas Executive Vice President 5 Years 4 Years

Chief Financial Officer

James F. Dowd Executive Vice President 38 Years 7 Years

Chief Credit Officer

David C. Harvey Executive Vice President 25 Years 5 Years

Chief Operations Officer

David A. Brager Executive Vice President 27 Years 12 Years

Sales Division

R. Daniel Banis Executive Vice President 33 Years 3 Years

CitizensTrust

Yamynn De Angelis Executive Vice President 36 Years 28 Years

Chief Risk Officer

Richard Wohl Executive Vice President 27 Years 4 Years

General Counsel

Elsa Zavala Executive Vice President 35 Years 22 Years

Chief Information Officer

Larry Zivelonghi Executive Vice President 35 Years 22 Years

Dairy & Livestock Industries

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Senior Leadership Team

Name Position Banking Experience CVBF Service

Ted Dondanville Senior Vice President 33 Years 16 Years

Commercial Banking

Hector Gutierrez Senior Vice President 33 Years 4 Years

Deputy Chief Credit Officer

David Krebs Senior Vice President 21 Years 12 Years

Human Resources

James Mead Senior Vice President 40 Years 22 Years

Inland Empire

Michael Mulcahy Senior Vice President 37 Years 7 Years

Los Angeles County

Tim Noone Senior Vice President 32 Years 7 Years

Specialty Banking Group

Mark Richardson Senior Vice President 25 Years 21 Years

Real Estate Banking

Paul Rodeno Senior Vice President 31 Years 1 Yearea

San Diego County

Michael Stain Senior Vice President 33 Years 2 Years

Central Valley

Ondar Tarlow Senior Vice President 9 Years 1 Year

The Marketing Group

Don Toussaint Executive Vice President 38 Years New

Ventura/Santa Barbara County

Bob Zeltner Senior Vice President 32 Years 7 Years

Orange County

Total Average 30 Years 10 Years

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Senior Managers

Greg Armstrong	SVP - Upland CBC
Bruce Beck	SVP – Construction Loan
Errol Berman	SVP - South Bay CBC
Michael Duran	SVP - Brea BFC
Vince Gottuso	SVP - Ontario Airport BFC
Greg Grande	SVP – Pasadena BFC
Sue Haynes	SVP - Bankcard Services
Mary Hernandez	SVP - Specialty Banking Group
John Hillier	SVP - Specialty Banking Group
Randy Irwin	SVP - Agribusiness
Duane Keene	SVP - Covina BFC
Harold Koenigsaecker	SVP – Special Assets
Frank Rozario	SVP - Orange County CBC
LaVon Short	SVP - Treasury Services
Phil Soh	SVP – Credit Administrator
Thomas Trine	SVP - Trust Services
Susan Woesner	SVP – Fresno BFC

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CVB Financial Corp. (CVBF)

2013 2014

Total Assets: $6.7 Billion $7.4 Billion

Gross Loans: $3.5 Billion $3.8 Billion

Total Deposits (Including Repos): $5.5 Billion $6.2 Billion

Net Income: $95.6 Million $104 Million

Total Equity: $772 Million $878 Million

Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

Locations in 43 cities with 40 business financial centers and 7 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County, Ventura County and the Central Valley of California

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Largest Banks Headquartered in California

Rank Name Asset Size (3/31/15)

1 Wells Fargo $1,737,737

2 Union Bank $113,698

3 Bank of the West $70,938

4 First Republic Bank $51,066

5 SVB Financial $39,696

6 City National Bank $32,699

7 East West Bank $29,907

8 OneWest Bank $21,307

9 Pacific Western Bank $16,644

10 Cathay Bank $11,910

11 CVB Financial Corp. $7,443

12 BBCN $7,268

13 Banc of California, Inc. $6,097

14 Opus Bank $5,562

15 Farmers & Merchants of Long Beach $5,560

16 Westamerica Bank $5,036 In millions

Source: cbbank .SNL com Financial

Bank Accomplishments & Ratings

152 Consecutive Quarters of Profitability 102 Consecutive Quarters of Cash Dividends #4 Rated Bank: BankDirector Magazine

Bank Performance Scorecard (August 2014)

BauerFinancial Report

Five Star Rating (December 2014)

79 Consecutive Quarters

Fitch Rating

BBB (September 2014)

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Our Markets

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Existing Locations

3/31/14 3/31/15

Business Financial Centers 37 40 Commercial Banking Centers 6 7 CitizensTrust Locations 3 3

Corporate Office

Business Financial Centers Commercial Banking Centers CitizensTrust New: San Diego June 2014 New: Oxnard March 2015

What’s New

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American Security Bank

May 15, 2014

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#1 American Security Bank

Acquisition Date: May 15, 2014

Overview ASB Balance Sheet (000’s)

Headquarters Newport Beach, CA Total Assets $436,400 Establishment Date 1990 Total Loans $242,700 Total Branches 5 Total Deposits $378,374

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American Security Bank at May 2015

Citizens Business Bank American Security Bank

cbbank.com

#2 New Location:

Carmel Valley (San Diego County)

Opened June 2014 | 6 Associates

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#3 New Team: Downtown Los Angeles

January 2015 | 3 Associates

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#4 Federal Home Loan Bank Debt

$200 Million repaid on February 23, 2015

Maturity: November 2016

Interest Rate: 4.52%

Prepayment Penalty: $13.9 Million

Projected quarterly savings = $2.125 Million

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#5 New Location: Oxnard (Ventura County)

Opened March 2015 | 6 Associates

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#6 Cash Dividend Increase

On March 18, 2015, the

Board of Directors elected to increased the cash dividend from $.10 per share to $.12 per share

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Financial Results

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Deposits*

# of Center Total Deposits Total Deposits Locations (3/31/14) (3/31/15) (000’s)

Los Angeles County 18 $1,959,624 $2,347,804

Inland Empire

9 $1,948,785 $1,992,402

(Riverside & San Bernardino Counties)

Central Valley 9 $870,202 $909,278 Orange County 9 $705,761 $907,308 Other 2 $253,216 $301,336

Total 47 $5,737,588 $6,458,128

Average Cost of Deposits (year to date) 0.12% 0.11%

*Includes Customer Repurchase Agreements; Balance as of balance sheet date cbbank.com

Non-Interest Bearing Deposits

$3,500,000 $3,000,000 $2,500,000 $2,000,000 $1,500,000

$1,000,000

(000’s) Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 Q2 Q3 Q4Q1 2007 2008 2009 2010 2011 2012 2013 2014 2015 cbbank.com

Total Loans

as of 03/31/2015

Average

# of Center Total Loans* Loans per Locations (3/31/2015) (000’s) Location

Los Angeles County 18 $83,955 $1,511,185

Central Valley 9 $83,002 $747,017

Inland Empire

9 $71,246 $641,214 (Riverside & San Bernardino Counties) Orange County 9 $59,327 $533,943 Other 2 $148,864 $297,727

Total 47 $79,385 $3,731,086

*Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale Starting in the 4th quarter of 2014, covered and non-covered loans are combined cbbank.com

Loan Portfolio Composition

Total Loans by Type

Other, 4.2% Dairy, Livestock & Agribusiness,

4.7% Commercial &

SFR Mortgage,

Industrial,

5.5%

11.2% Multi-Family, Construction

5.7% RE, 1.5%

Commercial Commercial RE- Non- RE—Owner

Owner, 42.4% Occupied,

24.8%

Source: Q1 2015 earnings release & company reports

Starting in the 4th quarter of 2014, covered and non-covered loans are combined cbbank.com

Loans: Net Charge-Offs*

$10,000 $0

$10,000 2009 2010 2011 2012 2013 2014 Q1 2015 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 (000’s) Net Charge-Offs (by year)

*Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined cbbank.com

CitizensTrust

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CitizensTrust

03/31/15 2013 2014 (Annualized)

Assets Under Administration

$2.3 Billion $2.4 Billion $2.5 Billion and Management*

Gross Income (full year) $8.1 Million $8.1 Million $8.6 Million

*As of 12/31/13 and 12/31/14

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Profits

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Net Income

$32,500 $30,000 $27,500 $25,000 $22,500 $20,000 $17,500 $15,000 $12,500 $10,000 $7,500 $5,000 $2,500 $-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 (000’s) 2009 2010 2011 2012 2013 2014 2015

$20.4 million FHLB prepayment charge Net Income After Taxes

$13.9 million FHLB prepayment charge

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Earnings

(000’s) 2011 2012 2013 2014 Net Interest Income $234,681 $236,950 $216,266 $236,514

Provision for Loan Losses ($7,068) $0 $16,750 $16,100 Other Operating

($106,809) ($122,257) ($88,741) ($89,817) Income/Expenses (Net) Income Taxes ($39,071) ($37,413) ($48,667) ($58,776)

Net Profit After Tax $81,733 $77,280 $95,608 $104,021

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2015

Interest Rate Challenges Ahead

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Net Interest Margin

4.25% 3.92%

4.00%

3.75%

3.53%

3.50%

3.25%

2.92%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1

2007 2008 2009 2010 2011 2012 2013 2014 2015

Normalized*

*Normalized excludes accelerated accretion on covered loans

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Securities & Investments

cbbank.com

Securities Portfolio*

—$3.0 Billion—

Trust Preferred

0.17% Municipal Yield on securities CMO’s / Bonds 18.16% portfolio = 2.59% REMIC’s 9.52% for the 1st Quarter 2015 Government Agency & Mortgage GSEs 10.89% Backed Securities

61.26%

Securities portfolio totaled $3.0 billion at 3/31/2015. The portfolio represents 40.71% of the Bank’s total assets Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4.5% of the municipal bond portfolio

*Securities Available For Sale

cbbank.com Source: Q1 2015 earnings release. As of 3/31/2015 securities held-to-maturity were valued at approximately $1.5 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$3.0 Billion

Mark-to-Market (Pre-tax) $100,000

$73,846

$80,000 $60,000 $40,000 $20,000 $0

-$20,000

-$40,000

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec Mar Jun Sept Dec Mar

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13 14 14 14 14 15 (000’s)

*Securities Available For Sale

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CVBF Assets

12/31/06

$6.1 Billion 3/31/15

$7.4 Billion

Loans, Securities

42.4% Loans, Securities net net 40.7%

49.9%

49.1% Fed Balance*

Goodwill & 2.4% Fed Intangibles Other Balance*

0.7% 4.6% Goodwill & 4.2% Intangibles Other

1.0% 5.0% *Includes overnight funds held at the Federal Reserve, Interest earning -due from Correspondent Banks, other short-term money market accounts or certificates of deposit cbbank.com 37

Yield on Securities vs. Yield on Loans

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2009 2010 2011 2012 2013 2014 2015

Yield on Loans* Yield on Securities

cbbank.com *Excluding Discount Accretion

CVBF Liabilities

12/31/06 Junior 3/31/15

$5.7 Billion subordinated

Debentures $6.5 Billion

1.9%

Borrowings

Other Junior Liabilities 0.0% subordinated

Borrowings 0.95% Debentures

36.0% Total 0.39% Deposits*

61.4%

Other Total Liabilities Deposits*

0.7% 98.66%

*Includes Customer Repurchase Agreements

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Capital

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Capital Ratios

Regulatory Regulatory

March 31, 2015* Minimum Ratio Well-Capitalized Ratio

Tier 1 Risk-based Capital Ratio 6.0% 8.0% 17.56% Total Risk-based Capital Ratio 8.0% 10.0% 18.81% Tier 1 Leverage Ratio 4.0% 5.0% 10.94% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 17.01% Tangible Capital Ratio 11.21%

* CVB Financial Corp.—Consolidated

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May 2015

-Shareholder Update-

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CVBF Stock Price

$ $ $ $ $

4 $ 6 $ 8 $ 10 12 14 16 18

May-09

$ 6 Aug-09 56 .

Nov-09 (05/13/09)Shareholders

Feb-10

May-10 Meeting

Aug-10

$ 9 $

Average Nov-10 22 . 10.

Feb-11 38

annual (Ma)(y)-11 (05/18/11)Shareholders (05/18/10)Shareholders

Aug-11

Nov-11 Meeting Meeting

$ Feb-12 11

increase .

May-12 07

since (Au)(g)-12 (05/16/12)Shareholders $ 11.

Nov-12 35

May Feb-13 Meeting (05/15/13)Shareholders

’09 May-13

= Aug-13 Meeting

16% (No)(v)-13

Feb-14 14 $.

May-14 62

Aug-14 (05/22/14)Shareholders

Nov-14

$ Feb-15 16.

May-15 (Meeting)05/19/15 35

cbbank.com

—2015 & Beyond—

Our Growth Strategy

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Our Vision

Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

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Target Customer

The best privately-held and/or family-owned businesses throughout California

Annual revenues of $1-200 million

Top 25% in their respective industry

Full relationship banking

Build 20-year relationships

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Three Areas of Growth

Community Commercial Banking Banking

Private Banking

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"Quarterback Strategy"


Customer
Relationship Manager (Bank)
Marketing
Credit Management Division
Agribusiness
Construction Lending
Government Services
Specialty Banking
Merchant Bankcard
Treasury Management
Deposit Services
Citizens Equipment Financing
International
CitizensTrust
Real Estate Banking
Dairy & Livestock
Title Escrow
Property Management
Healthcare Services
Not for Profit
Professional Services
Wealth Management
Trust
Investment Services
Loan Brokerage
SBA
Citizens Home Lending

cbbank.com

Our 2015 ‘Critical Few’

Execute on DeNovo Growth Initiatives

Pursue Strategic Acquisitions

Quality Loan Growth

Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

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Copy of presentation at www.cbbank.com

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